Exhibit 99.3

Monthly Operating Report
CASH BASIS

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

JUDGE:	Mark X. Mullin

UNITED STATES BANKRUPTCY COURT NORTHERN & EASTERN DISTRICTS OF TEXAS REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	April	2020
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
Chief Restructuring Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Anthony C. Schnur	5/22/2020
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Kimberly Thomen	5/22/2020
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
CASH BASIS-1

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

CASH RECEIPTS AND DISBURSEMENTS	MONTH	MONTH	MONTH	MONTH

1. CASH - BEGINNING OF MONTH	$(39,396.90)	$245,354.08	$245,354.08	$245,354.08
RECEIPTS
2. CASH SALES	$295,878.59
3. ACCOUNTS RECEIVABLE COLLECTIONS
4. LOANS AND ADVANCES
5. SALE OF ASSETS
6. LEASE & RENTAL INCOME
7. WAGES
8. OTHER (ATTACH LIST)
9. TOTAL RECEIPTS	$295,878.59	$-	$-	$-
DISBURSEMENTS
10. NET PAYROLL
11. PAYROLL TAXES PAID
12. SALES,USE & OTHER TAXES PAID
13. INVENTORY PURCHASES
14. MORTAGE PAYMENTS
15. OTHER SECURED NOTE PAYMENTS
16. RENTAL & LEASE PAYMENTS
17. UTILITIES	$638.00
18. INSURANCE
19. VEHICLE EXPENSES
20. TRAVEL
21. ENTERTAINMENT
22. REPAIRS & MAINTENANCE	$10,489.61
23. SUPPLIES
24. ADVERTISING
25. HOUSEHOLD EXPENSES
26. CHARITABLE CONTRIBUTIONS
27. GIFTS
28. OTHER (ATTACH LIST)
29. TOTAL ORDINARY DISBURSEMENTS	$11,127.61	$-	$-	$-
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES
31. U.S. TRUSTEE FEES
32. OTHER (ATTACH LIST)
33. TOTAL REORGANIZATION EXPENSES	$-	$-	$-	$-
34. TOTAL DISBURSEMENTS	$11,127.61	$-	$-	$-
35. NET CASH FLOW	$284,750.98	$-	$-	$-
36. CASH - END OF MONTH	$245,354.08	$245,354.08	$245,354.08	$245,354.08

Notes:

(1) Negative cash amount reflective of zero balance method used by Yuma to manage bank accounts

Monthly Operating Report
CASH BASIS-1A

2020

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

CASH DISBURSEMENTS DETAIL	MONTH:	April

CASH DISBURSEMENTS
DATE	PAYEE	PURPOSE	AMOUNT

TOTAL CASH DISBURSEMENTS	$-

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT
42120	04/21/20	A&E Engine & Compression	Well Service	$1,689.61
20200422	04/22/20	Cornwell	Well Service	$8,800.00
42820	04/28/20	Demco	Utilities	$638.00

	TOTAL BANK ACCOUNT DISBURSEMENTS			$11,127.61

TOTAL DISBURSEMENTS FOR THE MONTH				$11,127.61

Monthly Operating Report
CASH BASIS-2

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

BANK RECONCILIATIONS		Acct #1	Acct #2	Acct #3
A.	BANK:	Legacy Texas	Legacy Texas	Legacy Texas	TOTAL
B.	ACCOUNT NUMBER:	9597	9605	9613
C.	PURPOSE (TYPE):	Master Acct	Rev Dist Acct	Op Acct
1.	BALANCE PER BANK STATEMENT	$248,362.13	$-	$-	$248,362.13
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$-	$-	$143,643.04	$143,643.04
3.	SUBTRACT: OUTSTANDING CHECKS	$4,196.50	$-	$143,254.59	$147,451.09
4.	OTHER RECONCILING ITEMS	$-	$-	$-	$-
5.	MONTH END BALANCE PER BOOKS	$244,165.63	$-	$388.45	$244,554.08
6.	NUMBER OF LAST CHECK WRITTEN	277597	Rev 170985	A/P 731190

INVESTMENT ACCOUNTS
	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$-	$-

CASH
12. CURRENCY ON HAND	$800.00

13. TOTAL CASH - END OF MONTH	$245,354.08

Monthly Operating Report
CASH BASIS-3

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

ASSETS OF THE ESTATE
SCHEDULE "A" REAL PROPERTY	SCHEDULE AMOUNT	Apr-20	MONTH	MONTH

1. Total Current Assets		$1,831,255.35
2. Net Oil and Gas Properties		$10,576,795.10
3. Total Other Assets		$29,980.01
4. OTHER (ATTACH LIST)		$-
5. TOTAL REAL PROPERTY ASSETS	$-	$12,438,030.46	$-	$-
SCHEDULE "B" PERSONAL PROPERTY
1. CASH ON HAND
2. CHECKING, SAVINGS, ETC.
3. SECURITY DEPOSITS
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS
22. PATENTS & COPYRIGHTS
23. LICENSES & FRANCHISES
24. CUSTOMER LISTS
25. AUTOS, TRUCKS & OTHER VEHICLES
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT
29. MACHINERY, FIXTURES & EQUIPMENT
30. INVENTORY
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)
36. TOTAL PERSONAL PROPERTY ASSETS	$-	$-	$-	$-
37. TOTAL ASSETS	$-	$12,438,030.46	$-	$-

Monthly Operating Report
CASH BASIS-4

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

LIABILITIES OF THE ESTATE			MONTH:	April

PREPETITION LIABILITIES	SCHEDULE AMOUNT	PAYMENTS
1. SECURED
2. PRIORITY
3. UNSECURED
4. OTHER (ATTACH LIST)
5. TOTAL PREPETITION LIABILITIES	$-	$-

POSTPETITION LIABILITIES	DATE INCURRED	AMOUNT OWED	DUE DATE	AMOUNT PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES		$-		$-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7. CIMA Energy, LP	04/15/2020	$19,542.36	05/15/20	$-
8. COX Gathering	04/15/2020	$6,574.38	05/15/20	$-
9. Archrock Partners	04/15/2020	$3,758.78	05/15/20	$-
10. Dunlap Specialty, Inc	04/15/2020	$200.00	05/15/20	$-
11. Masters Creek Operator Services	04/15/2020	$2,400.00	05/15/20	$-
12. Reliable Operating Services, Inc.	04/15/2020	$1,800.00	05/15/20	$-
13. Basin Chemical Solutions, LLC	04/16/2020	$1,067.69	05/16/20	$-
14. T & A Services of Breaux Bridge, LLC	04/17/2020	$1,560.00	05/17/20	$-
15. Knapp's Pumping Services	04/20/2020	$6,000.00	05/20/20	$-
16. St. Bernard Well Service, LLC	04/24/2020	$6,082.20	05/24/20	$-
17. Masters Creek Operator Services	04/27/2020	$2,400.00	05/27/20	$-
18. Reliable Operating Services, Inc.	04/29/2020	$1,200.00	05/29/20	$-
19. Archrock Partners	04/30/2020	$3,758.78	05/30/20	$-
20. Dunlap Specialty, Inc	04/30/2020	$200.00	05/30/20	$-
21. Reliable Operating Services, Inc.	04/30/2020	$1,200.00	05/30/20	$-
22. Reliable Operating Services, Inc.	04/30/2020	$1,800.00	05/30/20	$-
23.
24.
25.
26.
27.
28.
29. (IF ADDITIONAL ATTACH LIST)
30. TOTAL OF LINES 7 - 29		$59,544.19		$-
31. TOTAL POSTPETITION LIABILITIES		$59,544.19		$-

Monthly Operating Report
CASH BASIS-4A

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

MONTH:	April

ACCOUNTS RECEIVABLE AGING
	SCHEDULE AMOUNT	Apr-20	MONTH	MONTH

1. 0 - 30		$402,602.34
2. 31 - 60		$(89,228.83)
3. 61 - 90		$(616,182.52)
4. 91 +		$2,033,027.71
5. TOTAL ACCOUNTS RECEIVABLE	$-	$1,730,218.70	$-	$-
6. AMOUNT CONSIDERED UNCOLLECTIBLE		$822,673.72
7. ACCOUNTS RECEIVABLE (NET)	$-	$907,544.98	$-	$-

AGING OF POSTPETITION TAXES AND PAYABLES
	0 - 30 DAYS	31-60 DAYS	90+ DAYS	Total
TAXES PAYABLE
1. FEDERAL				$-
2. STATE				$-
3. LOCAL				$-
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$-	$-	$-	$-

6. ACCOUNTS PAYABLE				$-

STATUS OF POSTPETITION TAXES FEDERAL

	BEGINNING TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNTPAID	ENDING TAX LIABILITY
1. WITHHOLDING				$-
2. FICA-EMPLOYEE				$-
3. FICA-EMPLOYER				$-
4. UNEMPLOYMENT				$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$-	$-	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT				$-
12. REAL PROPERTY				$-
13. PERSONAL PROPERTY				$-
14. OTHER (ATTACH LIST)				$-
15. TOTAL STATE & LOCAL	$-	$-	$-	$-
16. TOTAL TAXES	$-	$-	$-	$-

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO INSIDERS		$-	$-

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TTL PAID TO DATE	TOTAL INCURRED & UNPAID
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO PROFESSIONALS		$-	$-	$-	$-

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST- PETITION
1.
2.
3.
4.
5.
6. TOTAL	$-	$-	$-

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST- PETITION
1.
2.
3.
4.
5.
6. TOTAL	$-	$-	$-

Monthly Operating Report
CASH BASIS-6

2020

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

MONTH:	April

QUESTIONNAIRE
	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Reporting Period: April 15, 2020 - April 30, 2020

Balance Sheet - Yuma Exploration & Production As of 4/30/2020

Assets		Liabilities and Equity
Cash and cash equivalents	$244,554	Current maturities-bank debt	$-
Trade receivables	1,730,219	Notes payable- short term	(753)
Joint venture partner rec	142,595	Current maturities-other	241,104
Oil and gas revenue	253,380	Current maturities debt	$240,351
Allowance - trade A/R	(822,674)
Officers and employees	-	Accounts payable - trade	$1,353,064
Other	35,320	Accounts payable - officer	-
Allowance - other A/R	-	JV Partner Advances	150,003
Prepaids	247,862	Oil & gas distribution payable	3,377,567
Deferred charges and other	-	Intercompany advances, net	11,302,707
Total Current Assets	$1,831,255	Accounts payable	$16,183,340

Property and Equipment		Other deferred credits	$-
Not subject to amortization	$(525,158)	Short term lease liability	-
Subject to amortization	62,356,973	Asset retirement obligations	90,338
Depletion	(51,255,020)	Accrued expenses and other	161,729
Net Oil and Gas Properties	$10,576,795	Total Current Liabilities	$16,675,758

Construction in progress	$-	Bank debt	$-
Other property and equipment	-	Total Long-Term Debt	$-
Aksum DD&A other prop	-
Net Other Property	$-	Other Long-Term Liabilities
		Asset retirement obligation	$6,115,951
Other Assets		Long term lease liability	-
Receivables from affiliate	$(20)	Deferred rent credit	-
Investment in subs & prtnshp	-	Restricted stock units	-
Deposits	30,000	Other	-
Operating right-of-use leases	-	Total Other Long-Term Liabilities	$6,115,951
Public offering costs	-
Other assets	-	Total Liabilities	$22,791,708
Total Other Assets	$29,980
		Equity
Total Assets	$12,438,030	Common stock	$-
		Preferred stock	-
		Capital in excess of par	48,826,283

		Distributions	$(4,168,897)
		Retained earnings	(51,743,736)
		Current period income(loss)	(3,267,328
		Preferred stock accretion	-
		Retained earnings	$(59,179,961)

		Treasury stock, at cost	$-
		Total Equity	$(10,353,678)

		Total Liabilities and Equity	$12,438,030

Balance Sheet - YE&P